Shutterstock Appoints Alfonse Upshaw to its Board of Directors

New York, NY, December 7, 2020 — Shutterstock, Inc. (NYSE: SSTK), today announced that Alfonse Upshaw, Senior Vice President, Corporate Controller and Chief Accounting Officer of Kaiser Foundation Plans and Hospitals (Kaiser Permanente), has been appointed to the company’s board of directors and will chair the audit committee of the board.

“We are pleased to welcome Alfonse to the Shutterstock board of directors at an exciting time for our company. He brings a wealth of experience in developing and executing strategic initiatives that we will benefit from as we continue to innovate our offerings and accelerate our subscription-based model” said Stan Pavlovsky, Chief Executive Officer of Shutterstock. “His skills and background in business development, M&A and diversity and inclusion strengthens the experience of our current board members and we look forward to his contributions.”

“I'm excited to join the Shutterstock board,” stated Mr. Upshaw. “I look forward to working alongside my fellow board members and company management to execute the company’s strategic plan and continue to deliver value to its stockholders.”

As Senior Vice President, Corporate Controller and Chief Accounting Officer of Kaiser Permanente, Upshaw oversees internal and external accounting and reporting, tax services and SOX functions. Throughout his tenure, he also held the role of Interim Regional Chief Financial Officer for the company’s Northwest region and built its millennial strategy department responsible for the development of programs across workforce, consumer attraction and retention, and care delivery.

Prior to joining Kaiser Permanente, Upshaw served as an audit partner with Deloitte working with Fortune 500 companies and high growth clients in a variety of industries. In this role, he regularly advised senior leadership and clients’ audit committees on accounting, internal controls and governance matters.

Upshaw has also served on not-for-profit boards and advisory committees including Kennedy-King Memorial Scholarship Foundation, Windrush School Board of Trustees, the UC Berkeley Center for Financial Reporting and Management, and the American Heart Association Research Roundtable. He holds a B.S. from University of California, Berkeley and is a Certified Public Accountant as well as lifetime member of the National Association of Black Accountants, Inc.

About Shutterstock
Shutterstock, Inc. (NYSE: SSTK), directly and through its group subsidiaries, is a leading global provider of high-quality licensed photographs, vectors, illustrations, videos and music to businesses, marketing agencies and media organizations around the world. Working with its growing community of over 1 million contributors, Shutterstock adds hundreds of thousands of images each week, and currently has more than 350 million images and more than 20 million video clips available.

Headquartered in New York City, Shutterstock has offices around the world and customers in more than 150 countries. The company’s brands also include Bigstock, a value-oriented stock media offering; Shutterstock Custom, a custom content creation platform; Offset, a high-end image collection; PremiumBeat, a curated royalty-free music library; and Shutterstock Editorial, a premier source of editorial images and videos for the world’s media.
For more information, please visit www.shutterstock.com and follow Shutterstock on Twitter and on Facebook.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements regarding management’s future business, future results of operations or financial condition, new or planned features, products or services, management strategies, Shutterstock’s expectations regarding financial outlook and future growth and profitability and statements regarding anticipated improvements in operations. You can identify forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. However, not all forward-looking statements contain these words. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors including risks related to any changes to or the effects on liabilities, financial condition, future capital expenditures, revenue, expenses, net income or loss, synergies and future prospects; our inability to continue to attract and retain customers and contributors to our online marketplace for creative content; competitive factors; our inability to innovate technologically or develop, market and offer new products and services; costs related to litigation or infringement claims, indemnification claims and the inability to prevent misuse of our content; our inability to increase market awareness of Shutterstock and our products and services; our inability to effectively manage our growth; our inability to grow at historic growth rates or at all; technological interruptions that impair access to our websites; assertions by third parties of infringement of intellectual property rights by Shutterstock, our inability to effectively manage risks associated with operating internationally; our exposure to foreign exchange rate risk; our inability to address risks associated with sales to large corporate customers; government regulation of the internet; increasing regulation related to the handling of personal data; actions by governments to restrict access to our products and services; our inability to effectively expand our operations into new products, services and technologies; our inability to protect the confidential information of customers; increased tax liabilities associated with our worldwide operations, including our exposure to withholding, sales and transaction tax liabilities; the effect of the Tax Cuts and Jobs Act of 2017; public health crises including the COVID-19 pandemic; general economic and political conditions worldwide, including disruption and volatility caused by COVID-19 and any resulting economic recession; our inability to successfully integrate acquisitions and the associated technology and achieve operational efficiencies; and other factors and risks discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in other documents that the Company may file from time to time with the Securities and Exchange Commission. As a result of such risks, uncertainties and factors, Shutterstock’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The forward-looking statements contained in this press release are made only as of this date and Shutterstock assumes no obligation to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.